AmeriNet Group.com, Inc.
                   Accredited Investor Subscription Agreement


     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE SECURITIES LAWS OR REGULATIONS OF ANY STATE OR OTHER JURISDICTION. RATHER, THEY ARE OFFERED IN RELIANCE ON THE EXEMPTION FROM REGISTRATION REQUIREMENTS IMPOSED BY THE SECURITIES ACT PROVIDED BY SECTION 4(6) THEREOF. IF STATE LAW IS NOT PREEMPTED UNDER APPLICABLE FEDERAL LAW PERTAINING TO THE EXEMPTION UNDER SECTION 4(6) OF THE SECURITIES ACT, THE SECURITIES REFERRED TO IN THIS SUBSCRIPTION AGREEMENT WILL ALSO BE OFFERED, SOLD TO AND ACQUIRED BY THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES & INVESTOR PROTECTION ACT (THE "FLORIDA ACT"). THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA ACT AND IF IT HAS NOT BEEN PREEMPTED BY APPLICABLE FEDERAL LAW, THEN ALL FLORIDA RESIDENTS HAVE THE RIGHT TO VOID THE PURCHASE WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT RIGHT IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                                     TERMS:

1.   General.

  (a)(1)(A) This Subscription is part of a limited subscription by current stockholders of AmeriNet Group.com, Inc. ("AmeriNet"; a publicly held Delaware corporation formerly known as Equity Growth Systems, inc., with a class of securities currently registered under Section 12 of the Securities Exchange Act of 1934, as amended [the "Exchange Act"]), all of whom qualify as accredited investors, as that term is defined in Rule 501 of Securities and Exchange Commission (the "Commission") Regulation D promulgated under authority of the Securities Act of 1933, as amended ("Rule 501", "Regulation D" and the "Securities Act", respectively) for an aggregate of up to _______ shares of AmeriNet's Class A Preferred Stock, $0.01 par value (the "Class A Preferred Stock").

        (B) The attributes, rights and preferences of the Class A Preferred Stock are set forth on the certificate of designation annexed hereto and made a part hereof as exibit1(a)(1)(B).

     (2)(A)    The  issuance  of the Class A  Preferred  Stock is to be effected without registration under the Securities Act pursuant to the exemptive provisions of Section 4(6) of Securities Act, providing for the issuance of restricted securities solely to accredited investors; however, if it has not already done so, within 90 days after the filing by AmeriNet of its report on Commission Form 10-KSB for last fiscal year (the "Annual Report"), it will also:

     (1) File either a proxy statement of Commission Schedule 14-A or an information statement on Commission Schedule 14-C (both being hereinafter generically referred to as the "Information Statement[s]") with the Commission;

     (2) Distribute the Information Statement and the Annual Report to the Accredited Subscribers; and

     (3) If legally eligible, prepare and file a registration statement on Commission Form S-3 registering the shares of AmeriNet's common stock into which the then

     Certain matters discussed in this agreement pertain to "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties including but not limited to changes in general economic conditions, access to capital, renegotiation of terms for acquisitions, abandonment of acquisitions based on due diligence concerns or post acquisition developments; economic factors and governmental regulations. Stock are convertible and use its best efforts to have the S-3 registration statement declared effective by the Commission.

        (B) Subscription proceeds must be prepaid with the tender of the executed form of this Agreement, and will be accepted by AmeriNet on an Agreement per Agreement basis.

        (C) The initial __________ shares will be offered at a subscription price of $_.00 per share.

     (3) AmeriNet will, immediately following closing on the first subscriptions accepted in this limited offering, file a Form D with the Securities and Exchange Commission, as required to permit the contemplated subscription.

  (b)(1) Current information concerning AmeriNet is contained on the SEC's EDGAR web site on the Internet located at www.sec.gov (including annual reports on Form 10-KSB containing certified financial statements, quarterly reports on Form 10-QSB containing unaudited financial statements and current reports of Form 8-K updating information, all of which are hereby incorporated by reference herein and are collectively and generically hereinafter referred to as the "Exchange Act Reports").

     (2) The information contained in the Exchange Act Reports supersedes and is hereby deemed to amend any contrary information contained in this Agreement or the exhibits thereto that predate such filings, but is superseded by the updating information, if any, annexed hereto and made a part hereof as exhibit 1(b)(2) (the "Information Update").

  (c)(1) The proceeds of this limited offering are to be used to provide expansion capital for:

        (A)    Corporations to be acquired by AmeriNet;

        (B)    AmeriNet's current subsidiaries; and

        (C) Working capital for AmeriNet (not more than 10% of the gross proceeds derived from the limited offering).

     (2)  AmeriNet  may  elect  to  borrow  funds   required  for  the  purposes
     identified in Section 1(c)(1) and to repay such loans using proceeds of this limited offering.

     (3) AmeriNet's management is of the opinion that the net proceeds from the offering would be sufficient to meet current operating requirements but that AmeriNet will require substantial additional capital in order to effect and properly capitalize acquisitions it may make in the future which it intends to obtain through secondary public offerings or private placements of its securities in amounts based on the circumstances then existing; however, no assurances can be provided that either source of funding will actually become available.

     (4)(A) AmeriNet may temporarily invest any unexpended balances on hand in government securities, certificates of deposit, money market funds.


        (B) AmeriNet intends to make such investments only temporarily in order to avoid any requirement to register AmeriNet under the Investment Company Act of 1940.

        (C) Any income realized from investment of the net proceeds of this limited offering will be general revenues of AmeriNet.

     (5) AmeriNet will provide reports on the actual use of proceeds on a quarterly basis until all proceeds have been expended, in its periodic reports to the Commission on Forms 8-K, 10-QSB and 10-KSB.

  (d) Certain risks associated with AmeriNet are disclosed in the Exchange Act Reports and supplemental risks associated with this limited offering are disclosed in Section 3, all of which must be carefully reviewed by prospective Accredited Subscribers prior to making an investment decision.

  (e) Except as disclosed in the Exchange Act Reports, AmeriNet will not use any general solicitation or advertising nor will it pay any commissions or grant any discounts in conjunction with this limited offering.

2.       Subscription Consideration.

  (a) The undersigned Accredited Subscriber hereby subscribes for _________ shares of the Class A Preferred Stock at $____ per share ($_________ in the aggregate) and will tender payment in full therefor immediately following receipt of an executed copy of this Agreement evincing acceptance of this subscription by AmeriNet.

  (b) Within fifteen business days after acceptance of the subscription and payment for the Class A Preferred Stock, AmeriNet's transfer agent will issue and deliver to the Accredited Subscriber, at AmeriNet's expense, an appropriately legended certificate for the Class A Preferred Stock, a form of AmeriNet's common stock certificates being provided to the Accredited Subscriber as an exhibit to this Agreement.

  (c) If this subscription is not accepted or accepted only in part, then AmeriNet will return all funds paid by the Accredited Subscriber other than those allocated to any part of the subscription accepted, within five business days after the date of rejection or partial acceptance.

3.       Accredited Subscriber's Representations, Warranties and Covenants.

     As a material inducement to AmeriNet's consideration of the Accredited Subscriber's offer to acquire Shares of the Class A Preferred Stock, the Accredited Subscriber represents, warrants and covenants to AmeriNet, as follows:

  (a) The Accredited Subscriber is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act and meets one or more of the definitions of an "accredited investor" contained in Rule 501 promulgated under authority of Securities Act and has, alone or together with his Offeree's Representative, if any, (as hereinafter defined) such knowledge and experience in financial matters that the Accredited Subscriber is capable of evaluating the relative risks and merits of this subscription;

  (b) The Accredited Subscriber acknowledges that he, she or it has, based on his, her or its own substantial ex perience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for the Accredited Subscriber in particular;

  (c)(1) The Accredited Subscriber understands that the offer and issuance of the Class A Preferred Stock is being made in reliance on the Accredited Investor's representation that he, she or it has reviewed all of AmeriNet's Exchange Act Reports, including that contained in exhibits filed with such reports, as well as that provided in the exhibits to this Agreement and has become familiar with the information disclosed therein.

     (2) The Accredited Subscriber is fully aware of the material risks associated with becoming an investor in AmeriNet and confirms that he, she or it was previously informed that all documents, records and books pertaining to this investment have been available from AmeriNet and that all documents, records and books pertaining to this transaction requested by the Accredited Subscriber have been made available to the Accredited Subscriber.

  (d) The Accredited Subscriber has had an opportunity to ask questions of and receive answers from the officers of AmeriNet concerning:

     (1) The terms and conditions of this Subscription Agreement and the transactions contemplated hereby, as well as the affairs of AmeriNet and related matters; and

     (2) Any arrangements or proposed arrangements of AmeriNet in conjunction with this limited offering that are not identical to those relating to all subscribers to this limited offering.

  (e) The Accredited Subscriber has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the Exchange Act Reports, as called for by Florida Rule 3E-500.005 [which describes information that would meet the informational provisions of Section 517.061(11), Florida Statutes].

  (f) The Accredited Subscriber has provided AmeriNet with personal and business financial information which he, she or it agrees demonstrates the Accredited Subscriber's general ability to bear the risks of the subject trans action and suitability as a subscriber in a private offering and the Accredited Subscriber hereby affirms the correctness of such information, including, without limitation, the representations in the form of investment letter annexed hereto and made a part hereof as exhibit 3(f).

   (g)     The Accredited Subscriber acknowledges and is aware that:

     (1) The Class A Preferred Stock is a speculative investment with no assurance that AmeriNet will be successful, or if successful, that such success will result in payments to the Accredited Subscriber or to realization of capital gains by the Accredited Subscriber on disposition of the Class A Preferred Stock or of the shares of AmeriNet common stock into which it is convertible;

     (2) The Class A Preferred Stock being subscribed for and the shares of common stock into which they are convertible have not been registered under the Securities Act or under any state securities laws, accordingly the Accredited Subscriber may have to hold such common stock and may not be able to liquidate, pledge, hypothecate, assign or transfer it; and

     (3) While AmeriNet has agreed, if legally available, to file an S-3 registration statement with the Commission registering the shares of AmeriNet common stock into which the shares of Class A Preferred Stock outstanding at the time the S-3 registration statement becomes effective are convertible and to use its best efforts to have the Commission declare the S-3 registration statement effective, the Commission and not AmeriNet will determine when and if, the S-3 registration statement will become effective.

   (h) The Accredited Subscriber has obtained his, her or its own oral opinion from his, her or its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either the Accredited Subscriber or AmeriNet in conjunction with this Subscription and the issuance of the Class A Preferred Stock in conjunction therewith, other than such actions that have already been taken in order to comply with the securities law requirements of the Accredited Subscriber's state of domicile, other than such actions or such restrictions on actions as have in fact been taken or avoided, as the case requires; and

   (i)(1) The certificates for the Class A Preferred Stock and the certificates for any shares of AmeriNet's common stock into which they are converted which are not subject to a then effective registration statement filed with the Commission in compliance with the requirements of the Securities Act, will bear restrictive legends and AmeriNet's transfer agent will be instructed not to transfer the subject securities unless they have been registered pursuant to Sections 5 and 6 of the Securities Act or an opinion of counsel to the Accredited Subscriber satisfactory to legal counsel to AmeriNet and

          AmeriNet's president has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act, the Exchange Act and any applicable state or foreign laws.

      (2) The legend shall read as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to AmeriNet's satisfaction."

4.       Responsibility.

   (a) The officers of AmeriNet will endeavor to exercise their best judgment in the conduct of all matters arising under this Subscription Agreement; provided, however, that this provision shall not enlarge, limit or otherwise affect the liability of AmeriNet or its officers.

   (b) The Accredited Subscriber shall indemnify and hold harmless AmeriNet; any corporation or entity affiliated with AmeriNet; the officers, directors and employees of any of the foregoing; or any professional adviser thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees at trial or on appeal, to which said entities and persons may be subject or which said entities and persons incur by reason of or in connection with any misrepresentation made by the Accredited Subscriber, any breach of any of the Accredited Subscriber's warranties or the Accredited Subscriber's failure to fulfill any of the covenants or agreements under this Subscription Agreement.

5.       Survival of Representations, Warranties and Agreements.

     The representations, warranties, covenants and agreements contained herein shall survive the delivery of and the payment for the Class A Preferred Stock being subscribed for.

6.       Notices.

     Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed in the case of AmeriNet to AmeriNet Group.com, Inc.; The Crystal Corporate Center; 2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431; Priority Attention: Secretary; and, in the case of the Accredited Subscriber, to the address set forth at the end of this Agreement, or to the address appearing on the books of AmeriNet or to such other address as may be designated by the Accredited Subscriber or AmeriNet in writing.

                        Accredited Subscriber Information
                     Please Print the following Information

Accredited Subscriber's Name:            _______________________________________
Accredited Subscriber's Address:         _______________________________________
Accredited Subscriber's Telephone Number:_______________________________________
Accredited Subscriber's Tax ** Number: _________________________________  ______
* If applicable (e.g., if the Subscriber is a corporation, partnership, joint venture, etc.)

**   FEIN or Social Security number


 -

7.       Miscellaneous.

   (a) This Agreement shall be governed by, construed and enforced in accordance within the laws of the State of Delaware, both substantive, procedural (except for choice of law provisions) and remedial.

   (b) The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

   (c) This Agreement shall be binding on and shall inure to the benefit of the Parties and their respective successors, assigns, executors and
     administrators,   but  this  Agreement  and  the   respective   rights  and
     obligations of the Parties hereunder shall not be assumable by any Party hereto without the prior written consent of the other.

   (d) This Agreement represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the Party against whom enforcement of any such amendment, supplement or modification is sought.

   (e) The failure of any provision of this Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver of any Party of any breach of any provision of this Agreement shall not be construed to be a waiver by such Party of any succeeding breach of such provision or waiver by such Party of any breach of any provision.


                                      * * *


          In Witness Whereof, I have executed this Agreement on behalf of the Accredited Subscriber this ___ day of _____________________, 2000.

                              Accredited Subscriber

                   ------------------------------------------
                              (Print or Type Name)

                      By: _________________________________
                                   (Signature)


Subscription Accepted:

AmeriNet Group.com, Inc.
                                                Dated: __________________, 2001.

By:      _______________________
         Edward C. Dmytryk
         President

Attest:  _______________________
         Vanessa H. Lindsey
         Secretary

                                  Exhibit Index

Exhibit                    Description
1(a)(1)(B)        Certificate of Designation
1(b)(2)                    Information Update
2(a)              Form of the Class A Preferred Common Stock Certificate
3(f)              Investment Letter



                               Exhibit 1(a)(1)(B)
                           CERTIFICATE OF DESIGNATION
                 PREFERENCES & RIGHTS OF CLASS A PREFERRED STOCK

     AmeriNet Group.com, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does by its president and its secretary and under its corporate seal hereby certify as follows:

FIRST: That by the certificate of incorporation duly filed in the State of Delaware, as currently amended, the Corporation is "authorized to issue 5,000,000 shares of preferred stock, $0.01 par value, the attributes of which are to be determined by resolution of the Corporation's Board of Directors from time to time, prior to issuance, in conformity with the requirements of Section 151 of the Delaware General Corporation Law."

SECOND: That pursuant to the authority vested in the Board of Directors by the certificate of incorporation, the board of directors at a meeting duly convened an held on the 29th day of June, 2000, adopted the following resolution:

     RESOLVED, that the Board of Directors hereby creates and designates the initial series of Preferred Stock, $0.01 par value, of the Corporation, authorizes the issuance thereof, and fixes the designation and amount thereof and the preferences and relative, participating, optional and other special rights of such shares, and the qualifications, limitations or restrictions thereof as follows:

     1.1  Designation and amount.

                  The shares of the initial class of Preferred Stock shall be designated "Class A Preferred Stock, (hereinafter sometimes called "Preferred Stock"), and the number of shares which may be issued shall be 500,000.

     1.2      Dividends.

        (A) The holders of shares of the Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available therefore, and as and when declared by the Board of Directors, dividends of every kind declared and paid to holders of the Corporation's Common Stock, at a rate per share twenty times that paid per share of Common Stock.

         (B) Each such dividend shall be paid to the holders of record of shares of the Preferred Stock as they appear on the stock register of the Corporation on the last day of the month next preceding the payment date thereof.

     1.3      Conversion.

                    The holders of shares of the Preferred Stock shall have the right, at their option, to convert all or any part of such shares into shares of Common Stock of the Corporation at any time on and subject to the following terms and conditions:

         (A) The shares of Preferred Stock shall be convertible at the office of transfer agent for the Preferred Stock (the "Transfer Agent"), and at such other place or places, if any, as the Board of Directors of the Corporation may designate, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock.

         (B) The number of shares of Common Stock issuable upon conversion of each share of the Preferred Stock shall be equal to the greater of:

      (1)      Twenty shares of Common Stock (the "Set Conversion Rate"); or

      (2) The number of shares of Common Stock obtained by dividing the gross price at which the preferred shares were issued by the Corporation (the "Issuance Price") by 80% of the closing price for the Corporation's Common Stock, as reported on the public stock market or securities exchange (in both cases, registered as such by the United States Securities Exchange Commission [the "Commission"]) having the highest average trading volume in the Corporation's securities (for purposes of illustration, the following, being acceptable: The New York Stock Exchange the NASDAQ Stock Market, the American Stock Exchange, the OTC Bulletin Board operated by the NASD, the Electronic Pink Sheets operated by the National Daily Quotation System, Inc.), on the day the notice of conversion provided to the Corporation is executed and dated by the holder with medallion signature guarantee (the "Market Conversion Rate").

         (C) The Set Conversion Rate shall be subject to adjustment from time to time in certain instances as hereinafter provided.

         (D) No payment or adjustment shall be made in respect of dividends on the Common Stock or the Preferred Stock upon conversion of shares of the Preferred Stock.

         (E) No fractional shares of Common Stock will be issued, rather, one fractional share per holder will be rounded up to a whole share.

         (F) Before any holder of shares of the Preferred Stock shall be entitled to convert the same into Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed and dated to the Corporation with a medallion signature guarantee, at the office of the Transfer Agent or at such other place or places, if any, as the Board of Directors of the Corporation has designated, and shall give written notice to the Corporation at said office or place that he elects to convey the same and shall state in writing therein the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued.

         (G) The Corporation will, as soon as practicable thereafter, issue and deliver at said office or place to such holder of shares of the Preferred Stock, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid.

         (H) Shares of the Preferred Stock shall be deemed to have been converted as of the close of business on the date of the medallion signature guarantee on the certificate surrendered for conversion as provided above so long as it is received by the Corporation or the Corporation's transfer agent no later than the tenth business day thereafter, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the close of business on such date.

     1.4      Adjustments

         (A) The Set Conversion Rate in effect at any time shall be subject to adjustment as follows:

       (1) The Set Conversion Rate in effect at the time of the record or effective date for the following listed events shall be proportionately adjusted so that the holder of any share of the Preferred Stock surrendered for conversation after such time shall be entitled to receive the kind and amount of shares which he would have owned or have been entitled to receive had such share of the Preferred Stock been converted immediately prior to such time:

     (a) If the Corporation declares a dividend on its Common Stock in shares of its capital stock;

     (b)  If the  Corporation subdivides its outstanding shares of Common Stock;

     (c) If the Corporation combines its outstanding shares of Common Stock into a smaller number of shares; or

     (d) If the Corporation issues by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation) any shares of its capital stock.

      (2) Such adjustment shall be made successively whenever any event listed above shall occur.

      (3) In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the closing price for the Corporation's Common Stock, as reported on the public stock market or securities exchange [as described in Section 1.3(B)(2)], if the underlying shares of Common Stock are to be pre-registered with the Commission (the "Current Market Price"), or 50% of the Current Market Price if the underlying shares of Common Stock are to be issued without registration pursuant to exemptions from applicable securities laws restricting their transferability as provided in Commission Rule 144 (the "Current Private Placement Price"), in each case on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Set Conversion Rate shall be reduced by multiplying the Set Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchaser would purchase at such Current Market Price or Current Private Placement Price (as the case may be) and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination.

      (4) In case the Corporation shall distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) evidences of its indebtedness or assets (excluding dividends or other distributions paid out of earned surplus) or subscription rights or warrants (excluding those referred to in Section 1.4(A)(3) above), the Set Conversion Rate shall be adjusted so that the same shall equal the price determined by multiplying the Set Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive and described in a Board Resolution of the Corporation filed with the Transfer Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business of the day following the date fixed for the determination of stockholders entitled to receive such distribution.

       (5) All calculations under this Section 1.4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

       (6) In case of any consolidation or merger of the Corporation with or into any other corporation (other than a consolidation or merger in which the Corporation is the continuing corporation), or in case of any sale or transfer of all or substantially all of the assets of the Corporation, the holder of each share of the Preferred Stock shall after such consolidation, merger, sale or transfer have the right to convert such share of the Preferred Stock into the kind and amount of shares of stock and other securities and property which such holder would have been entitled to receive upon such consolidation, merger, sale or transfer if he had held the Common Stock issuable upon the conversion of such share of the Preferred Stock immediately prior to such consolidation, merger, sale or transfer.

         (B) In the event that at any time, as a result of an adjustment made pursuant to this Section 1.4, the holder of any share of the Preferred Stock surrendered for conversation shall become entitled to receive any securities other than shares of Common Stock, thereafter the amount of such other securities so receivable upon conversion of any share of the Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in the foregoing subsections of this Sections 1.3 and the provisions of this
          Section 1.3 with respect to the Common Stock shall apply on like terms to any such other securities.

         (C) No adjustment in the Set Conversion Rate shall be required unless such adjustment would require a change of at least 1% in such price; provided, however, that any adjustments which by reason of this
          Section 1.4(C) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         (D)   Whenever  the  Set  Conversion   Rate  is  adjustable  as  herein
          provided:

       (1) The Corporation shall promptly file with the Transfer Agent for the Preferred Stock a certificate of the treasurer of the Corporation setting forth the adjusted Set Conversion Rate and showing in reasonably detail the facts upon which such adjustment is based, including a statement of the consideration received or to be received by the Corporation for any shares of Common Stock issued or deemed to have been issued; and

        (2) A notice stating that the Set Conversion Rate has been adjusted and setting forth the adjusted Set Conversion Rate shall forthwith be required, and as soon as practicable after it is required, such additional notice shall be deemed to be required pursuant to this Section 1.4(D)(2) as of the opening of business on the tenth day after such mailing and shall set forth the Set Conversion Rate as adjusted at such opening of business, and upon the mailing of such additional notice no other notice need be given of any adjustment in the Set Conversion Rate occurring at or prior to such opening of business and after the time that the next preceding notice given by mailing became required.

         (E) In each of the following instances the Corporation shall cause to be filed with the Transfer Agent and shall cause to be mailed, first class postage prepaid, to the holders of record of the outstanding shares of Preferred Stock, at least 10 days prior to the applicable record date hereinafter specified, a notice stating the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights are to be determined, or the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up:

              (1) If the Corporation shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than dividends or other distributions paid out of earned surplus); or

              (2) If the Corporation shall authorize the granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

              (3) In the event of any reclassification of the Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

               (4) In the event of any reclassification of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation.

  1.5      Required Corporate Actions

        (A)    (1)  The  Corporation  will at all times reserve,  keep available and be prepared to issue, free from any preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting conversion of the Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Preferred Stock.

               (2) The Corporation shall from time to time, in accordance with the laws of the State of Delaware, endeavor to amend its Certificate of Incorporation to increase the authorized amount of its Common Stock if at any time the Authorized amount of its Common Stock remaining unissued shall be not sufficient to permit the conversion of all Preferred Stock.

                (3) The  Corporation  shall,  if  any  shares  of  Common  Stock required to be reserved for issuance upon conversion of Preferred Stock pursuant to this section 1.3(F) required registration with or approval of any governmental authority under any Federal or state law before such shares may be issued upon such conversion, endeavor to cause such shares to be so registered or approved as expeditiously as possible.

         (B)    (1) The  Corporation  will  pay any and all  taxes  that  may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of the Preferred Stock pursuant hereto.

                (2) The Corporation shall not,  however,  be required to pay any tax which may be payable in respect of any transfer involved in the issue or transfer and delivery of shares of Common Stock in a name other than that in which the shares of the Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

          (C) Whenever reference is made in Sections 1.3. 1.4 or 1.5 to the issuance or sale of shares of Common Stock, the term "Common Stock" shall include any stock of any class of the Corporation other than preferred stock of any class with a fixed (absolutely or by reference to an adjustment formula) limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

   1.6      Liquidation rights.

     In the event of any liquidation or dissolution or winding up of the Corporation, voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive, subject to the rights of any other class of stock which ranks senior to the Preferred Stock as to distribution of assets on liquidation, but before any distribution is made on any class of stock ranking junior to the Preferred Stock as to the payment of dividends or the distribution of assets (including, without limitation, the Corporation's Common Stock, a sum per share of Preferred Stock equal to the Issuance Price per share.

   1.7      Voting Rights.

     The Preferred Stock shall entitle its holders to twenty votes for every share held on terms identical to those of holders of twenty shares of Common Stock, or if there is more than one class or series of Common Stock outstanding, equal to twenty votes by those of shares of Common Stock having the greatest voting rights per share.

     THIRD: That said resolution of the Corporation's board of directors, and the creation and authorization of issuance thereby of said series of 500,000 shares of convertible preferred stock and determination thereby of the dividend rate, liquidation preferences, voting rights and provisions in respect to conversion or exchange of said stock, were duly made by the Board of Directors pursuant to authority as aforesaid and in accordance with Sections 103, 151 and 102(4) of the Delaware General Corporation Law.

                                 Exhibit 1(b)(2)
                               Information Update

     Provided in independent form separate from this Agreement, but the receipt thereof is hereby acknowledged by the Accredited Subscriber:

Dated: ___________________, 2000

                           ---------------------------
                        Accredited Subscriber's Signature

                                  Exhibit 2(a)
                 Form of the Class A Preferred Stock Certificate

     Provided in independent form separate from this Agreement, but the receipt thereof is hereby acknowledged by the Accredited Subscriber:

Dated: __________________, 2000

                                            ---------------------------
                        Accredited Subscriber's Signature

                                  Exhibit 3(f)
                            Form of Investment Letter


Date: __________________, 2001

Edward C. Dmytryk
President
AmeriNet Group.com, Inc.
The Crystal Corporate Center
2500 North Military Trail, Suite 225-C
Boca Raton, Florida 33431

         Re.:     Subscription for AmeriNet Class A Preferred Stock

Dear Sir:

     I hereby certify and warrant that I am acquiring _______ shares of AmeriNet Group.com, Inc.'s Class A Preferred Stock $0.01 par value at a price of $_____ per share ("AmeriNet" and the "AmeriNet Stock," respectively). I hereby certify under penalty of perjury that upon receipt of the Class A Preferred Stock, I will be acquiring it for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I currently hold shares of AmeriNet's common stock, that I am an accredited investor (as that term is defined in Rule 501 of Regulation D promulgated under authority of the Securities Act of 1933, as amended [the
"Securities Act"]) and that I am sophisticated in financial affairs or have relied on the advice of someone sophisticated in financial affairs, and that I am able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the Class A Preferred Stock. No one other than me has any beneficial interest in the Class A Preferred Stock.

     I further certify that I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of AmeriNet, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

     I agree that I will in no event sell or distribute any shares of the Class A Preferred Stock or the shares of AmeriNet's common stock into which they are convertible unless, in the opinion of AmeriNet's legal counsel (based on an opinion of my legal counsel) the subject securities may be legally sold without registration under the Securities Act, and/or registration and/or other qualification under then-applicable state or federal statutes, or the subject securities shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

     I am fully aware that the Class A Preferred Stock is being offered and sold by AmeriNet to me in reliance on the exemption provided by Section 4(6) or the Securities Act which exempts the sale of securities by an issuer solely to accredited investors, based on my certifications and warranties.

     In connection with the foregoing, I consent to your legending my certificates representing the Class A Preferred Stock to indicate my investment intent and the restriction on transfer contemplated hereby and to your placing a "stop transfer" order against the Class A Preferred Stock in AmeriNet's securities transfer books until the conditions set forth herein shall have been met.

     I acknowledge by my execution hereof that I have had access to your books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the Class A Preferred Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of your records and my questioning of your officers.

Edward C. Dmytryk
____________ __,2001
Page 2

         I further certify that my domicile is located at the following address:

Accredited Subscriber's Name:             ______________________________________

Accredited Subscriber's Address:         _______________________________________




                                Very truly yours,


                              Accredited Subscriber
                      (Signature and, if applicable, title)